GUIDESTONE FUNDS
Supplement dated August 31, 2023
to
Statement of Additional Information (“SAI”) dated May 1, 2023
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  AMENDMENT TO THE TRUST INSTRUMENT
Effective August 31, 2023, the SAI is hereby amended to change all references to the Trustees to “Directors.”
II.  ADDITION OF INTERESTED DIRECTOR TO BOARD OF DIRECTORS
Effective August 31, 2023, the SAI is hereby amended to add David S. Spika as a member of the Board of Directors of GuideStone Funds. Mr. Spika will serve on the Board as a Director who is an “interested person” of the Trust (“Interested Director”), as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”).
Under the heading “Management of the Funds,” on page 58, the first paragraph, entitled The Board of Directors, is deleted in its entirety and replaced with the following:
The Board of Directors. The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Director. The Board is comprised of eight individuals, one of whom is considered an “interested” Director as defined by the 1940 Act due to his positions with the Trust, the Adviser, GuideStone Financial Resources and GuideStone Investment Services. The remaining Directors are deemed not to be “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Directors”).
Under the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 59, the following information is added in alphabetical order to the portion of the table listing the Interested Director and Officer:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During Past 5 Years[2]
INTERESTED DIRECTOR AND OFFICER
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director and President	Since 2023[3]	Vice President, Chief Investment Officer, GuideStone Financial Resources, 2021 – present; Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – 2021.	27	None
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(1)
Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Directors of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board of Directors.
(2)
Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)
Mr. Spika is an Interested Director of the Trust due to his positions with the Trust, the Adviser, GuideStone Financial Resources and GuideStone Investment Services. He has served as an officer of the Trust since 2019.
In the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 59, the following paragraph is added in alphabetical order:
David S. Spika. Mr. Spika is President of the Trust, President and Chief Investment Officer of the Adviser and serves on the executive leadership team as Vice President, Chief Investment Officer of GuideStone Financial Resources. He leads the GuideStone Financial Resources’ investments line of business, chairs GuideStone Financial Resources’ Committee on Faith-Based Investing and oversees the management of unregistered alternative investments held by GuideStone Financial Resources. Mr. Spika joined GuideStone Financial Resources in May 2015 as the Global Investment Strategist, where he was responsible for coordinating the development of the firm’s macroeconomic vision and also leading the asset allocation efforts for the GuideStone retirement strategies. Before joining GuideStone Financial Resources, he served for 12 years as the Senior Vice President and Investment Strategist at Westwood Holdings Group. Prior to that, he was with Bank of America and predecessor banks for 17 years, primarily as a portfolio manager and investment specialist. Mr. Spika holds a Bachelor of Business Administration in Finance from Texas A&M University. Mr. Spika is a CFA® charterholder and a member of both the CFA Institute and the CFA Society of Dallas-Fort Worth.
In the section entitled Security and Other Interests, on page 64, the following information is added to the table, which is current as of December 31, 2022:
Name of Director	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INTERESTED DIRECTOR
David S. Spika, CFA
Over $100,000 in the MyDestination 2025 Fund
Over $100,000 in the MyDestination 2035 Fund
Over $100,000 in the Global Impact Fund[1]
$50,001 – $100,000 in the Global Bond Fund
Over $100,000 in the Strategic Alternatives Fund
Over $100,000 in the Defensive Market Strategies Fund
Over $100,000 in the Equity Index Fund
Over $100,000 in the Global Real Estate Securities Fund
Over $100,000 in the Small Cap Equity Fund
Over $100,000 in the International Equity Fund
Over $100,000 in the Emerging Markets Equity Fund
Over $100,000
(1)
The Global Impact Fund was liquidated and terminated on January 27, 2023.
III.  UPDATE TO DIRECTOR COMPENSATION
In the section entitled Securities and Other Interests, beginning on page 63, the fourth paragraph after the table is deleted in its entirety and replaced with the following:
The Trust currently pays no compensation to the Directors, but effective January 1, 2024, the Trust will begin compensating the Independent Directors. In addition, the Trust reimburses the Directors for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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